SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 11, 2004

Park-Ohio Holdings Corp.

(Exact name of registrant as specified in its charter)

Ohio	000-03134	34-1867219
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification Number)

23000 Euclid Avenue
Cleveland, Ohio 44117
(Address of principal executive offices)

(216) 692-7200
(Registrant’s telephone number, including area code)

Item 7. Financial Statements and Exhibits
Item 12. Results of Operations and Financial Condition
SIGNATURES
PRESS RELEASE

Item 7. Financial Statements and Exhibits

(c) Exhibits

As described in Item 12 of this Report, the following Exhibit is furnished as part of this Current Report on Form 8-K:

Exhibit
Number	Description

99.1	Park-Ohio Holdings Corp. 2004 first quarter results press release, dated May 11, 2004.

Item 12. Results of Operations and Financial Condition

On May 11, 2004, the Company issued a press release announcing its 2004 first quarter results. The press release is attached hereto as Exhibit 99.1.

This Current Report on Form 8-K and the press release attached hereto are being furnished by the Company pursuant to Item 12 of Form 8-K.

In accordance with General Instruction B.6 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Park-Ohio Holdings Corp. (Registrant)

Date: May 11, 2004	/s/ Richard P. Elliott

Vice President and Chief Financial Officer